      As filed with the Securities and Exchange Commission on July 20, 2000



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   Form 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 13, 2000
                                  -------------


                            FIRST CHARTER CORPORATION
             (Exact name of registrant as specified in its charter)


North Carolina                       0-15829                    56-1355866
--------------                       -------                    ----------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

            22 Union Street North, Concord, North Carolina 28026-0228
            ---------------------------------------------------------
                      (Addresses, including zip codes, of
                          principal executive offices)

                                 (704) 786-3300
                                 --------------
              (Registrant's telephone number, including area code)

Item 5            Other Events

         On July 13, 2000, First Charter Corporation (the "Registrant") announced financial results for First Charter Corporation for the three month and six month periods ended June 30, 2000. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS

         (c)      The following exhibits are filed herewith:


                  Exhibit No.     Description
                  -----------     -----------

                     99.1 News release disseminated on July 13, 2000 by First Charter Corporation.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST CHARTER CORPORATION


                               By:  /s/ Lawrence M. Kimbrough
                                    --------------------------------------
                                    Lawrence M. Kimbrough
                                    President and Chief Executive Officer

Dated:  July 20, 2000

                                  EXHIBIT INDEX


Exhibit No.     Description                                      Sequential Page
-----------     -----------                                      ---------------
                                                                 No.
                                                                 ---

99.1            News Release disseminated on
                July 13, 2000 by First Charter
                Corporation.